UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 15, 2024

WATSCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

1-5581	59-0778222
(Commission File Number)	(IRS Employer Identification No.)

2665 South Bayshore Drive Suite 901 Miami, Florida	33133
(Address of Principal Executive Offices)	(Zip Code)

(305) 714-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.50 par value	WSO	New York Stock Exchange
Class B common stock, $0.50 par value	WSOB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2024, Steven (Slava) Rubin delivered notice of his resignation from the Board of Directors (the “Board”) of Watsco, Inc., a Florida corporation (the “Company”), effective March 10, 2024. Mr. Rubin was elected by the holders of the Company’s Common stock, and his term was to expire at the Company’s 2025 annual meeting of shareholders. Mr. Rubin’s resignation from the Board was not due to any disagreement with the Company, and Mr. Rubin will join the Company’s Advisory Board effective March 11, 2024.

On February 19, 2024, the Board appointed Barry S. Logan as a director to fill Mr. Rubin’s vacancy on the Board. Mr. Logan joined the Company in 1992 and serves as its Executive Vice President & Secretary, responsible for leading the Company’s strategic initiatives and business development efforts.

Mr. Logan did not enter into any new plan, contract or arrangement with the Company, or any amendment to any plan, contract or arrangement with the Company, in connection with his appointment to the Board. Mr. Logan’s existing compensation arrangements with the Company have been previously reported and are set forth in the Company’s definitive proxy statement, filed on April 28, 2023, in connection with the Company’s 2023 Annual Meeting of Shareholders.

There are no arrangements or understandings between either Mr. Logan, on the one hand, and any other person, on the other hand, pursuant to which he was appointed to the Board. Except with respect to Mr. Logan’s previously reported compensation arrangements noted above, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which the amount involved exceeded or exceeds $120,000 and in which Mr. Logan had a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WATSCO, INC.

Dated: February 21, 2024	By:	/s/ Ana M. Menendez
Ana M. Menendez,
Chief Financial Officer